UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report:
                                 August 15, 2007
                        (Date of earliest event reported)

                           THOMAS & BETTS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    Tennessee
                 (State or Other Jurisdiction of Incorporation)


              1- 4682                                22-1326940
     (Commission File Number)            (IRS Employer Identification No.)



                               8155 T&B Boulevard
                            Memphis, Tennessee 38125
               (Address of Principal Executive Offices)(Zip Code)

                                 (901) 252-8000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 -  Other Events

     On October 1, 2007, Thomas & Betts Corporation ("Thomas & Betts") issued a press release announcing that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR") in connection with the Agreement and Plan of Merger by and among Thomas & Betts, its merger subsidiary and Lamson & Sessions Co. ("Lamson") has expired without action by either the Federal Trade Commission or the Department of Justice. The press release is attached as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits
    Exhibit No.    Description
   -------------   ------------------------------------------------------------
       99.1        Press Release issued by Thomas & Betts Corporation, dated
                   October 1, 2007.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Thomas & Betts Corporation
                                                 (Registrant)


                                                 By: /s/ W. David Smith, Jr.
                                                 -------------------------------
                                                 W. David Smith, Jr.
                                                 Assistant General Counsel and
                                                 Assistant Secretary


Date:  October 1, 2007

                                  Exhibit Index

      Exhibit No.    Description
     -------------   -----------------------------------------------------------
          99.1       Press Release issued by Thomas & Betts Corporation, dated
                     October 1, 2007.